SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 8, 2000

CABLEVISION SYSTEMS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)
1-14764 (Commission File Number)	11-3415180 (IRS Employer Identification Number)

1111 Stewart Avenue, Bethpage, New York 11714
(Address of Principal Executive Offices)

Registrants' telephone number, including area code:
(516) 803-2300

ITEM 5.   OTHER EVENTS

           Cablevision Systems Corporation ("Cablevision") has announced that, as expected, the special stockholders meeting scheduled for Friday, December 8, 2000 has been adjourned to January 5, 2001.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA
                 FINANCIAL INFORMATION AND EXHIBITS

           None.

SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CABLEVISION SYSTEMS CORPORATION
By:	/s/ Andrew B. Rosengard

	Name: Title:	Andrew B. Rosengard Executive Vice President, Finance and Controller

Dated: December 8, 2000